Exhibit 10.19

Schedule 4.19

Employees and Consultants

The following lists all of the current employees of the Company, as well as the date of their employment agreement with the Company, and all of the current consultants of the Company and lists all former employees and consultants of the Company.

Name	Type of Agreement	Date of Agreement	Former or Current
Ayelet Hermelin	Consultant		Former
Dror Mor	Consultant		Former
Efrat Avni	Employment		Former
Eran Drukman	Employment	December 20, 2008	Current
Erez Michael	Consultant		Former
Gal Peleg	Employment	January 1, 2010	Current
Yishaiyahu (Sigi) Horowitz/Midot.	Consultant		Current
Itzik Elkobi	Employment		Former
Karen Zrihen	Employment		Former
Leonid Kaspin	Employment	January 1, 2009	Current
MLM	Consultant		Former
Moti Gindi	Consultant		Former
Nir Lahav	Employment	January 1, 2010	Current
Ofer Tuval Kuperwajs	Employment	January 1, 2010	Current
Phil Weinstock	Employment	January 1, 2011	Current (he has not yet started to work for the Company; May be deemed not to be an employee)
Ronen David	Employment
Scientific Driven Systems Ltd.	Consultant		Current
Shabtai Shoval	Employment		Former
Sharon Kruk	Employment	January 1, 2010	Current
Shlomi Kringel	Consultant		Former
Yair Golan	Consultant		Former
Yair Itzhaki	Consultant		Former